KALMAR POOLED INVESTMENT TRUST

(THE “TRUST”)

Kalmar “Growth-with-Value” Small Cap Fund

(THE “FUND”)

Supplement dated April 21, 2017 to the Prospectus and Statement of

Additional Information (“SAI”) dated April 30, 2016

On April 21, 2017, the Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute liquidation proceeds to all of the Fund’s shareholders of record. Final liquidation of the Fund will occur on or about June 23, 2017 (the “Liquidation Date”). In approving the liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.

As the Liquidation Date approaches, the Fund’s investment adviser will begin positioning the portfolio of the Fund for liquidation, which will cause the Fund to deviate from its stated investment objective and strategies. This may adversely affect the Fund’s investment performance.

The Funds will cease accepting purchase orders and will be closed to all new and existing investors on April 24, 2017.

Shareholders of the Fund may redeem their shares at any time prior to the Liquidation Date. If a shareholder has not redeemed his or her shares by the Liquidation Date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. All applicable redemption fees will be waived for redemptions of shares of the Fund that occur after the date of this supplement. Liquidation proceeds will be paid in cash at the Fund’s net asset value per share.

The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratio. Also, after April 30, 2017, the Fund’s expense ratio will increase as a result of the expiration of the expense limitation agreement between the Fund and the Fund’s investment adviser, which will expire pursuant to its terms on that date. Accordingly, after April 30, 2017, the Fund’s investment adviser will no longer be contractually obligated to waive its investment advisory fee or reimburse expenses of the Fund. The Fund’s investment adviser has voluntarily agreed to waive its investment advisory fee for periods after April 30, 2017 and through the Liquidation Date; however, after April 30, 2017, the investment adviser will no longer reimburse the Fund for other operating expenses.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event. Prior to final liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE